                      EQUITY REGISTRATION RIGHTS AGREEMENT

                                   DATED AS OF

                                  May __, 2002


                                  BY AND AMONG


                            MARINER HEALTH CARE, INC.


                                       AND


                            THE PERSONS LISTED ON THE
                         SIGNATURE PAGES ATTACHED HERETO

                                TABLE OF CONTENTS


                                                                                                              PAGE
ARTICLE I. Definitions and Rules of Construction................................................................2

   1.1      Definitions.........................................................................................2
   1.2      Rules of Construction...............................................................................5

ARTICLE II. Shelf Registration..................................................................................5

   2.1      Filing of Shelf Registration Statement..............................................................5
   2.2      Underwriting Procedures.............................................................................6

ARTICLE III. Demand Registration................................................................................8

   3.1      Right to Demand Registration........................................................................8
   3.2      Exceptions to Demand Registrations..................................................................8
   3.3      Blackout Period.....................................................................................9
   3.4      Priority in Registration...........................................................................10
   3.5      Effective Demand Registration......................................................................10
   3.6      Revocation of Demand Registration..................................................................10
   3.7      Continuous Effectiveness of Registration Statement.................................................11
   3.8      Selection of Underwriters in an Underwritten Demand Registration...................................11

ARTICLE IV. Piggyback Registration.............................................................................11

   4.1      Right to Piggyback.................................................................................11
   4.2      Priority in Piggyback Registration.................................................................12

ARTICLE V. Procedures and Expenses.............................................................................13

   5.1      Registration Procedures............................................................................13
   5.2      Information from Holder............................................................................17
   5.3      Roadshows..........................................................................................18
   5.4      Holdback Agreements................................................................................19
   5.5      Suspension of Disposition..........................................................................19
   5.6      Registration Expenses..............................................................................19

ARTICLE VI. Indemnification....................................................................................20

   6.1      Indemnification by the Company.....................................................................20
   6.2      Indemnification by Holders.........................................................................21
   6.3      Conduct of Indemnification Proceedings.............................................................21
   6.4      Contribution, etc..................................................................................22


ARTICLE VII. Miscellaneous.....................................................................................23

   7.1      Additional Parties.................................................................................23
   7.2      Notices............................................................................................24
   7.3      Assignment.........................................................................................24
   7.4      No Third-Party Beneficiaries.......................................................................25
   7.5      Counterparts.......................................................................................25
   7.6      Entire Agreement...................................................................................25
   7.7      Amendment and Waiver...............................................................................25
   7.8      No Waiver..........................................................................................25
   7.9      Headings...........................................................................................25
   7.10     Severability.......................................................................................26
   7.11     GOVERNING LAW......................................................................................26
   7.12     Specific Performance...............................................................................26
   7.13     Further Assurances.................................................................................26


                      EQUITY REGISTRATION RIGHTS AGREEMENT

                  This EQUITY REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May __, 2002 (the "Effective Date"), is made by and among Mariner HEALTH CARE, Inc., a Delaware corporation formerly known as Mariner Post-Acute Network, Inc. (the "Company"), each of the Holders that is the Beneficial Owner as of the Effective Date of at least 10% or more of the outstanding Shares (as defined in Section 1.1) on the Effective Date, as listed on the signature pages attached hereto, each Permitted Transferee (as defined in Section 1.1) and any other Holders that are the Beneficial Owners as of the Effective Date of at least 10% or more of the outstanding Shares on the Effective Date who may become parties to this Agreement from time to time pursuant to and in accordance with
Section 7.1 of this Agreement.

                                    RECITALS

                  A. The Company, its subsidiaries and affiliated partnerships, joint ventures and limited liability companies that are debtors and debtors in possession have filed with the United States Bankruptcy Court in the District of Delaware the Joint Plan of Reorganization, dated as of November 30, 2001 (as amended for confirmation and confirmed by an order of the United States Bankruptcy Court for the District of Delaware, dated April 3, 2002, including all exhibits thereto and all documents incorporated by reference therein or contained in the documentary supplement thereto, the "Joint Plan").

                  B. Pursuant to the Joint Plan and the transactions contemplated thereby, each of the Holders may become the Beneficial Owner (as defined in Section 1.1) of shares or Warrants (as defined in Section 1.1) exercisable to purchase shares of common stock, par value $.01 per share, of the Company to be issued on the Effective Date or reserved for issuance after the Effective Date, together with any other equity securities that may be issued by the Company in substitution therefor pursuant to the Joint Plan ("New Common Stock").

                  C. In accordance with the terms of the Joint Plan, the Company desires to provide for the registration of the sale by the Holders of the Registrable Securities (as defined in Section 1.1) from time to time, on the terms and subject to conditions set forth below.

                                   AGREEMENTS

                  NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

                                   ARTICLE I.
                      Definitions and Rules of Construction

                  1.1 Definitions. All terms defined in the Joint Plan shall have such defined meanings when used herein or in any Exhibit hereto unless otherwise defined herein or therein. As used in this Agreement, the following terms shall have the following meanings:

                  "Advice" shall have the meaning defined in Section 5.5.

                  "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "Agreement" shall have the meaning defined in the Preamble.

                  "Beneficial Owner" or "Beneficial Ownership" shall have the meaning defined in Rule 13d-3 under the Exchange Act.

                  "Blackout Period" shall have the meaning defined in Section
3.3.

                  "Board" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board of Directors.

                  "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close.

                  "Company" shall have the meaning defined in the Preamble.

                  "Demand Registration" shall have the meaning defined in
Section 3.1.

                  "Demand Registration Notice" shall have the meaning defined in
Section 3.1.

                  "Demand Request" shall have the meaning defined in Section
3.1.

                  "Demand Request Threshold" shall have the meaning defined in
Section 3.1.

                  "Effective Date" shall have the meaning defined in the Preamble.

                  "Effective Period" shall have the meaning defined in Section 2.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "Extension Period" shall have the meaning defined in Section 5.5.

                  "Holders" means the parties to this Agreement on the Effective Date that are the Beneficial Owners of at least 10% or more of the outstanding Shares on the Effective Date and each other Person that becomes a party to this Agreement from time to time after the Effective Date pursuant to and in accordance with Section 7.1 of this Agreement that was the Beneficial Owner on the Effective Date of at least 10% or more of the outstanding Shares on the Effective Date.

                  "Indemnified Party" shall have the meaning defined in Section 6.3.

                  "Indemnifying Party" shall have the meaning defined in Section 6.3.

                  "Joint Plan" has the meaning defined in Recital A.

                  "Losses" shall have the meaning defined in Section 6.1.

                  "Nasdaq" means the Nasdaq Stock Market, Inc.

                  "New Common Stock" shall have the meaning as defined in Recital B.

                  "New Warrant Agreement" means that certain Warrant Agreement dated May [9], 2002 between the Company and American Stock Transfer & Trust Company, as the Warrant Agent.

                  "Other Holders" shall have the meaning defined in Section 4.2.

                  "Permitted Transferee" means any Person who (i) acquires from a Holder or Holders, in compliance with all applicable securities laws, all or a portion of such Holder's Registrable Securities and, as a result of such transfer or transfers, has Beneficial Ownership of 10% or more of the shares of New Common Stock then outstanding and (ii) agrees to be bound by the terms of this Agreement.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

                  "Prospectus" means, with respect to any Registration
Statement: if Rule 434 under the Securities Act is relied on, the term sheet that is first filed pursuant to Rule 424(b)(7) under the Securities Act, together with the preliminary prospectus identified therein that such term sheet supplements; if Rule 434 under the Securities Act is not relied on, the prospectus first filed with the SEC pursuant to Section 424(b) under the Securities Act; and if Rule 434 under the Securities Act is not relied on and no prospectus is required to be filed pursuant to Rule 424(b) under the Securities Act, the prospectus included in such Registration Statement at the time when it is or was declared effective; in each case, as amended or supplemented by any prospectus supplement, all other amendments and supplements to such prospectus (including post-effective amendments), and all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

                  "Registration Request" shall have the meaning defined in
Section 2.2.

                  "Registrable Securities" means (i) the Shares, including a Holder's or Holders' Shares purchasable upon the exercise of Warrants and held by such Holder or Holders and (ii) any securities paid, issued or distributed in respect of any of the Shares by way of stock dividend, stock split or distribution, or in connection with a combination of shares or a reclassification of shares, recapitalization, reorganization, merger or consolidation, or otherwise, including a Holder's or Holders' Shares purchasable upon the exercise of Warrants and held by such Holder or Holders; provided, however, that as to any Registrable Securities, such securities will irrevocably cease to constitute "Registrable Securities" if: (A) such securities are disposed of pursuant to an effective registration statement under the Securities Act; (B) such securities are distributed to the public pursuant to Rule 144; (C) such securities have been transferred to any Person other than a Permitted Transferee; or (D) such securities cease to be outstanding.

                  "Registration Expenses" shall have the meaning defined in
Section 5.6.

                  "Registration Statement" means any registration statement of the Company under the Securities Act on a form the Company is then eligible to use that covering any of the Registrable Securities pursuant to the provisions of this Agreement, including the related Prospectus, all amendments and supplements to such registration statement (including post-effective amendments), and all exhibits and all materials incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "SEC" means the Securities and Exchange Commission (or any successor thereto).

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Shares" mean the shares of New Common Stock issued to the Holders pursuant to the Joint Plan on or after the effective date of the Joint Plan.

                  "Shelf Registration Statement" shall have the meaning defined in Section 2.1.

                  "Underwritten Offering Notice" shall have the meaning defined in Section 2.2.

                  "Underwritten Registration" or "Underwritten Offering" means a registration in which securities of the Company are sold to one or more underwriters for reoffering to the public pursuant to a firm commitment offering.

                  "Underwriting Request Threshold" shall have the meaning defined in Section 2.2.

                  "Violation" shall have the meaning defined in Section 6.1.

                  "Warrants" means the warrants to purchase shares of New Common Stock issued under the Joint Plan pursuant to the New Warrant Agreement.

                  1.2 Rules of Construction. Unless the context otherwise requires, (a) all references to Articles or Sections are to Articles or Sections of this Agreement, (b) each term defined in this Agreement has the meaning assigned to it, (c) all uses of "herein," "hereto," "hereof" and words similar thereto in this Agreement refer to this Agreement in its entirety, and not solely to the Article, Section or provision in which it appears, (d) "or" is disjunctive but not necessarily exclusive, and (e) words in the singular include the plural and vice versa.

                                  ARTICLE II.

                               Shelf Registration

                  2.1 Filing of Shelf Registration Statement. (a) As promptly as practicable following the Effective Date, the Company shall file with the SEC a Registration Statement covering the resale of the Registrable Securities by the Holders on a continuous basis pursuant to Rule 415 under the Securities Act (the "Shelf Registration Statement"). The Company shall use its best efforts to cause the Shelf Registration Statement (A) to be declared effective under the Securities Act within 90 days (but in no event more than 180 days) following the Effective Date and (B) once effective, to remain continuously effective for a period ending on the earlier of: (i) the first date on which there ceases to be any Registrable Securities; and (ii) the second anniversary of the date on which the SEC declares such Shelf Registration Statement effective ("Effective Period") (subject to extension pursuant to Section 5.5). The Company shall not register any securities other than Registrable Securities pursuant to the Shelf Registration Statement; provided, however, that, as contemplated by the registration rights agreement covering certain Junior Lender Notes (as defined in the Joint Plan), dated as of even date herewith, among the Company and the parties named therein, the Company shall be permitted to register pursuant to the Shelf Registration Statement other securities of the Company issued pursuant to the Joint Plan. The plan of distribution contained in the Shelf Registration Statement shall permit Underwritten Offerings. The Shelf Registration Statement shall comply as to form in all material respects with the requirements of the Securities Act and the rules and regulations promulgated thereunder, permitting registration of such Registrable Securities for resale by the Holders in the manner or manners designated by them (including, without limitation, one or more underwritten public offerings). If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effective Period (other than because of the sale of all of the securities registered thereunder, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and the Effective Period shall be extended pursuant to
Section 5.5 for the Extension Period.

                  (b) Effective Registration. A registration shall not be deemed to have been effected pursuant to a Shelf Registration Statement (i) unless the Shelf Registration Statement with respect thereto has been declared effective by the SEC or become effective in accordance with the Securities Act and the rules and regulations thereunder and kept effective as contemplated by this Section 2.1(b), (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than an act or omission by a Holder or an underwriter selected by the Holders (provided that this item 2.1(b)(ii) will not be deemed applicable if the Company obtains the removal of the relevant stop order, injunction or other order or requirement and extends the Effective Period as provided in Section 5.5), or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by Holders or an underwriter. If a registration pursuant to this Section is deemed not to have been effected, then the Company shall continue to be obligated to effect a registration pursuant to Section 2.1(a) until such registration is effected. The provisions of Sections 3.3(a), (b) and (c) shall apply to the Shelf Registration Statement.


                  2.2 Underwriting Procedures. (a) If Holders of at least the lesser of 20% of the Registrable Securities, determined as of the date hereof, or Registrable Securities with a then-current market value of $50 million (the "Underwriting Request Threshold") so request in writing (a "Registration Request"), the Company shall effect pursuant to the Shelf Registration Statement an Underwritten Offering; provided, however, that the Company shall not be required to take any action in response to any such request:

                           (i) if the Company has effected an Underwritten Offering pursuant to this Section 2.2(a) within the 270-day period immediately preceding such request;

                           (ii) if, following the receipt of all responses to the Underwritten Offering Notice, the Registrable Securities requested to be included in the Underwritten Offering have a then-current market value of less than $50.0 million;

                           (iii) if the Holders making such request have not secured the services of an underwriter or underwriters (it being understood that the Company shall have no obligation to secure the services of an underwriter on behalf of the Holders); or

                           (iv)     if entitled to delay action pursuant to
                                    Section 3.3.

The Company shall give written notice (an "Underwritten Offering Notice") of the proposed Underwritten Offering to all Holders within 15 calendar days after receipt of a valid Registration Request. Such notice shall offer the Holders the opportunity to include in such Underwritten Offering such amount of Registrable Securities as each Holder may request. The Company shall include in such Underwritten Offering all Registrable Securities for which the Company has received written requests for inclusion within 15 calendar days after delivery of the Underwritten Offering Notice, subject to Section 2.2(b).

                  (b) The Company shall cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the Holders that have requested Registrable

Securities to be included in an Underwritten Offering, undertaken pursuant to
Section 2.2(a) above, to include all such Registrable Securities on the same terms and conditions as all other Registrable Securities to be included. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering advises the Company and the selling Holders that the total amount of Registrable Securities that such Holders propose to include in such Underwritten Offering is such as to materially and adversely affect the success of such Underwritten Offering, then the Company shall include in such Underwritten Offering up to the full amount of Registrable Securities requested to be included in such Underwritten Offering by the Holders (allocated pro rata among the Holders on the basis of the amount of Registrable Securities initially requested to be included therein by each such Holder) so that the total amount of Registrable Securities to be included in such Underwritten Offering is the full amount that, in the written opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such Underwritten Offering.

                  (c) Any Registrable Securities may be withdrawn from a proposed Underwritten Offering at any time before the execution and delivery by such Holder of the underwriting agreement relating to such Underwritten Offering. In the event that the number of Holders withdrawing Registrable Securities from a proposed Underwritten Offering before the execution and delivery of an underwriting agreement relating to such Underwritten Offering causes the number of Holders participating in such offering to drop below the requirement set forth in Section 2.2(a)(ii) above, the Holders withdrawing their Registrable Securities shall reimburse the Company for all of its out-of-pocket fees and expenses (including counsel fees and expenses) incurred in connection with the proposed Underwritten Offering in excess of the amount of expenses relating solely to the maintenance of the Shelf Registration Statement and the Company shall have no obligation to proceed with the applicable request for an underwritten offering; provided, however, that if such withdrawal was based on the Company's failure to comply with its obligations hereunder, such reimbursement shall not be required and the requested Underwritten Offering shall not be deemed to have been effected for purposes of Section 2.2(a).

                  (d) The managing underwriter or underwriters of the Underwritten Offering relating thereto shall be selected by the Holders of at least a majority of the Registrable Securities proposed to be included in such Underwritten Offering, subject to the approval of the Company (which approval shall not be unreasonably withheld or unreasonably delayed).

                                  ARTICLE III.

                               Demand Registration

                  3.1 Right to Demand Registration. Upon termination of the Effective Period, Holders holding in the aggregate at least 10% or more of the Registrable Securities (determined as of the Effective Date) (the "Demand Request Threshold") have the right to request in writing ("Demand Request") that the Company effect the registration of all or part of such Holder's or Holders' Registrable Securities with the SEC under and in accordance with the provisions of the Securities Act (which written request shall specify the aggregate number of shares of Registrable Securities requested to be registered and the intended means of disposition of such shares of Registrable Securities) ("Demand Registration"). The Company shall give written notice (a "Demand Registration Notice") of the proposed Demand Registration to all Holders within 15 calendar days after receipt of a valid Demand Request. Such notice shall offer the Holders the opportunity to register such amount of Registrable Securities as each Holder may request. Following receipt of the Demand Request, if applicable, the provisions of Section 2.2 hereof shall apply to the subject Demand Registration. Subject to Section 3.4, the Company shall file a Registration Statement covering such Holder's or Holders' Registrable Securities requested to be registered as promptly as practicable (and, in any event within 60 days) after receipt of such written requests received within 15 calendar days after delivery of the Demand Registration Notice.

                  3.2 Exceptions to Demand Registrations. Notwithstanding anything in Section 3.1 above to the contrary, the Company shall not be required to take any action pursuant to this Article III:

                           (i) if the Holder or Holders making such request are not Affiliates of the Company at the time such request is made;

                           (ii) if the Company has effected a registration contemplated by this Article III or Section
                                    2.1 within the 180-day period next preceding such request (unless the provisions of Section 2.2 are applicable to a Demand Request in which case the terms of Section 2.2(a)(i) shall apply);

                           (iii) if a shelf registration is effective at the time such request is made pursuant to which the Holder or Holders that requested registration could effect the disposition of such Holder's or Holders' Registrable Securities in the manner requested and the Company offered, in accordance with the procedures set forth herein, to include or did include such Holder's or Holders' Registrable Securities in such shelf registration;

                           (iv) if the Registrable Securities requested to be registered shall have a then-current market value of less than $50.0 million; or

                           (v) during the pendency of any Blackout Period (as defined in Section 3.3 hereof).

                  3.3 Blackout Period. (a) If (i) at any time during the Effective Period or the period during which Holders may request a Demand Registration pursuant to Section 3.1, the Company files or proposes to file a registration statement with respect to an offering of equity securities of the Company for its own account and (ii) with reasonable notice (and subject to the completion of an offering that may have been initiated pursuant to a previously delivered Underwritten Offering Notice) (A) the Company (in the case of an offering that is not an

Underwritten Offering) advises the Holders in writing that the Board of Directors of the Company has determined, in the good faith exercise of its reasonable business judgment, that a sale or distribution of Registrable Securities (whether pursuant to the Shelf Registration Statement or a Demand Registration) would adversely affect such offering or (B) the managing underwriter or underwriters, if any, advise the Company in writing (in which case the Company shall notify the Holders) that a sale or distribution of Registrable Securities (whether pursuant to the Shelf Registration Statement or a Demand Registration) would adversely affect such offering, then: (x) the Holders agree to suspend sales pursuant to the Shelf Registration Statement during the Blackout Period (as defined below), or (y) the Company shall not be obligated to effect the initial filing of a Registration Statement pursuant to
Section 3.1 during the Blackout Period. As used herein the term "Blackout Period" shall mean the 45 days prior to the date the Company in good faith estimates (as certified in writing by an officer of the Company to the applicable Holders) shall be the date of the filing of, and ending on the date which is 90 days following the effective date of, the registration statement proposed to be filed by the Company for its own account (the "Blackout Period").

                  (b) If the Board determines, in the good faith exercise of its reasonable business judgment, that the registration and distribution of Registrable Securities (i) would materially impede, delay or interfere with any financing, acquisition, corporate reorganization or other significant transaction involving the Company or (ii) would require disclosure of non-public material information, the disclosure of which would materially and adversely affect the Company, the Company shall promptly give the Holders written notice of such determination and shall be entitled to (x) require that Holders suspend resale transactions pursuant to the Shelf Registration Statement or (y) postpone the filing or effectiveness of a Registration Statement for a reasonable period of time not to exceed 120 days; provided, however, that the Company shall deliver to the applicable Holders a general statement, signed by an officer of the Company, of the reasons for such postponement or restriction on use (without any need to identify with specificity the underlying event or issue which is the predicate for such delay) and an estimate of the duration of the anticipated delay. The Company shall promptly notify the applicable Holders of the expiration or earlier termination of such a period.

                  (c) Notwithstanding anything in this Section 3.3 to the contrary, there shall be no more than one delay period as contemplated by this
Section 3.3 during any consecutive 12 month period during the time in which Holders may request a Demand Registration pursuant to Section 3.1.

                  3.4 Priority in Registration. If the Company seeks to include in any underwritten Demand Registration any securities which are not Registrable Securities and the managing underwriter advises the Company in writing that in its opinion the number of Registrable Securities proposed to be included in the Demand Registration exceeds the number of Registrable Securities and other securities which can be sold in such offering, the Company shall include in such registration: (i) first, the Registrable Securities requested to be included which, in the opinion of such underwriters, can be sold, by the selling Holders pro rata based upon the total number of Registrable Securities which such Holder proposed to include in such registration and (ii) second, the securities proposed to be included in such registration by any other holders as determined by the Company and the managing underwriter.

                  3.5 Effective Demand Registration. (a) The Company may satisfy its obligations under Section 3.1 by amending (to the extent permitted by applicable law) any registration statement previously filed by the Company under the Securities Act so that such amended registration statement will permit the disposition (in accordance with the intended methods of disposition specified as aforesaid) of all of the Registrable Securities for which a Demand Request has been properly made under Section 3.1. If the Company so amends a previously filed registration statement, it shall be deemed to have effected a registration for purposes of Section 3.1.

                  (b) Except as provided in Section 3.4, a registration requested pursuant to Section 3.1 shall not be deemed to be effected for purposes of Section 3.1(i) unless it has been declared effective by the SEC or become effective in accordance with the Securities Act and the rules and regulations thereunder and kept effective as contemplated by Section 3.7, provided that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal of a selling Holder to proceed (other than a refusal to proceed based upon the reasonable advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such selling Holder unless such selling Holder shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason other than an act or omission of a Holder or an underwriter selected by the Holders, or (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by Holders or an underwriter selected by the Holders.

                  3.6 Revocation of Demand Registration. A Holder of Registrable Securities to be included in a Registration Statement pursuant to
Section 3.1 may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke its request to have Registrable Securities included therein by providing a written notice to the Company. In the event the number of Holders of Registrable Securities revoking their request causes the amount of Registrable Securities participating in such request to fall below the requirement set forth in Section 3.2(iv), the Holders of Registrable Securities who revoke such request shall reimburse the Company for all its out-of-pocket fees and expenses (including counsel fees and expenses) incurred in the preparation, filing and processing of the Registration Statement and the Company shall have no obligation to proceed with the applicable Demand Registration; provided, however, that, if such revocation was based on the Company's failure to comply in any material respect with its obligations hereunder, such reimbursement shall not be required and the requested registration that has been revoked shall not be deemed to have been effected for purposes of Section 3.1.

                  3.7 Continuous Effectiveness of Registration Statement. The Company shall use its best efforts to keep a Registration Statement that has become effective as contemplated by this Article III continuously effective for a period of 90 days (subject to extension pursuant to Section 5.5) or such shorter period that will terminate when all Registrable Securities covered by such Registration Statement have been sold pursuant to such Registration Statement; provided, however, that in no event will such period expire prior to the expiration of the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 promulgated thereunder.

                  3.8 Selection of Underwriters in an Underwritten Demand Registration. In the event that a registration requested pursuant to Section 3.1 is to be an Underwritten Registration, the managing underwriter or underwriters of the Underwritten Offering relating thereto shall be selected by the Holders of at least a majority of the Registrable Securities proposed to be included in such Underwritten Registration, subject to the approval of the Company (which approval shall not be unreasonably withheld or unreasonably delayed).

                                  ARTICLE IV.

                             Piggyback Registration

                  4.1 Right to Piggyback. If at any time the Company proposes to file a registration statement under the Securities Act with respect to an offering of any class of equity securities (other than a registration statement on Form S-4, Form S-8 or any successor forms thereto and the Shelf Registration Statement, whether or not for its own account, then the Company shall give written notice (the "Piggyback Notice") of such proposed filing to the Holders at least 30 days before the anticipated filing date. Such notice shall offer the Holders the opportunity to register such amount of Registrable Securities as each Holder may request (a "Piggyback Registration"). The Company shall include in each Piggyback Registration all Registrable Securities for which the Company has received written requests for inclusion within 15 days after delivery of the Piggyback Notice, subject to Section 4.2; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each selling Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with the such registration (but not from its obligation to pay the Registration Expenses in connection with therewith), without prejudice, however, to the rights of any selling Holder to request that such registration be effected as a registration under Section 3.1, and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. No registration effected under this Section 4.1 shall relieve the Company of its obligation to effect any registration upon request under
Section 3.1, nor shall any such registration hereunder be deemed to have been effected pursuant to Section 3.1. The Holders may withdraw all or part of the Registrable Securities from a Piggyback Registration by giving written notice to the Company of such withdrawal any time before the fifth Business Day immediately preceding the effective date of such Piggyback Registration.

                  4.2      Priority in Piggyback Registration. (a) The
Company shall cause the managing underwriter or underwriters of a proposed Underwritten Offering to permit the Holders that have requested Registrable Securities to be included in the Piggyback Registration to include all such Registrable Securities on the same terms and conditions as any similar securities, if any, of the Company. Notwithstanding the foregoing, if the managing underwriter or underwriters of such Underwritten Offering advises the Company and the selling Holder or Holders that the total amount of securities that the Company, such Holders and any other Persons having rights to participate in such Piggyback Registration ("Other Holders") propose to include in such offering is such as to materially and adversely affect the success of such Underwritten Offering, then:

                  (b) if such Piggyback Registration is a primary registration by the Company for its own account, the Company shall include in such Piggyback Registration: (i) first, all securities to be offered by the Company; and (ii) second, up to the full amount of securities requested to be included in such Piggyback Registration by the Holders and Other Holders having rights to participate in such Piggyback Registration (allocated pro rata among such Holders and Other Holders on the basis of the amount of securities requested to be included therein by each such Holder or Other Holder) so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such Underwritten Offering; and

                  (c) if such Piggyback Registration is an underwritten secondary registration for the account of holders of securities of the Company, the Company shall include in such registration: (i) first, all securities of the Persons exercising "demand" registration rights requested to be included therein (including without limitation the Person who demands registration and any Persons who are entitled to participate in such Piggyback Registration pursuant to the same agreement as the Person demanding such registration); and (ii) second, up to the full amount of securities requested to be included in such Piggyback Registration by the Holders and Other Holders having rights to participate in such Piggyback Registration (allocated pro rata among such Holders and Other Holders on the basis of the amount of securities requested to be included therein by each such Holder or Other Holder) so that the total amount of securities to be included in such Underwritten Offering is the full amount that, in the written opinion of such managing underwriter or underwriters, can be sold without materially and adversely affecting the success of such Underwritten Offering.

                                   ARTICLE V.

                             Procedures and Expenses

                  5.1 Registration Procedures(a) . (a) In connection with the Company's registration obligations pursuant to Articles II, III and IV, the Company shall effect such registrations to permit the sale of Registrable Securities by a Holder in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall as promptly as reasonably practicable:

                  (b) Prepare and file with the SEC a Registration Statement or Registration Statements available for the sale of the Registrable Securities by the selling Holder in accordance with the intended method or methods of distribution thereof; provided, however, that the Company (i) shall, before filing, furnish to each selling Holder, its counsel and the managing underwriter or underwriters, if any, copies of the Registration Statement or Prospectus proposed to be filed, which documents shall be subject to the review of such Holder, its counsel and such underwriters, (ii) shall provide such Persons with a reasonable opportunity to review and comment on such Registration Statement or Prospectus, and (iii) shall not file any such Registration Statement or amendment thereto or any such Prospectus or supplement thereto (including such documents incorporated by reference and proposed to be filed after the initial filing of the Registration Statement) to which such selling Holder, its counsel or such underwriter or underwriters, if any, shall reasonably object on a timely basis, provided, however, that the Company may file such document in a form required by law or upon the advice of its counsel.

                  (c) Prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by each selling Holder set forth in such Registration Statement as so amended, or in such Prospectus as so supplemented.

                  (d) Promptly notify each selling Holder, its counsel and the managing underwriter or underwriters, if any, in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information,
(iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the occurrence of any event which makes any statement made in such Registration Statement or Prospectus untrue in any material respect or which requires the making of any changes in a Registration Statement or Prospectus or other documents so that, (A) in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (B) in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

                  (e) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable date.

                  (f) If requested by the managing underwriter or underwriters, if any, or the selling Holder, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, and such selling Holder reasonably agree should be included therein under applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any actions under this Section 5.1(e) that are not, in the opinion of counsel for the Company, in compliance with applicable law.

                  (g) Furnish to each selling Holder, its counsel and each managing underwriter, if any, at least one conformed copy of the Registration Statement and any post-effective amendment thereto, including financial statements (but excluding all schedules, all documents incorporated or deemed incorporated therein by reference and all exhibits).

                  (h) Deliver to each selling Holder, its counsel and the managing underwriter or underwriters, if any, as many copies of the Prospectus relating to such Registrable Securities (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request and, by such delivery, the Company shall be deemed to have consented to the use of such Prospectus or such amendment or supplement thereto by the selling Holder and the underwriter or underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

                  (i) Prior to any public offering of Registrable Securities, register or qualify, or cooperate with each selling Holder, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as such selling Holder or underwriter or underwriters reasonably request in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective; and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction in which it is not then so qualified or (ii) take any action that would subject it to general service of process in any jurisdiction in which it is not then so subject.

                  (j) Cooperate with the selling Holders and the managing underwriter or underwriters, if any, to facilitate any filings with the NASD and the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends pertaining to resale of such Registrable Securities under the Securities Act, and cause such certificates to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, shall request at least two Business Days prior to any sale of Registrable Securities to the managing underwriter or underwriters.

                  (k) As promptly as practicable upon the occurrence of any event contemplated by Section 5.1(d)(v) or 5.1(d)(vi) hereof, prepare a supplement or post-effective amendment to each Registration Statement or a supplement to the related Prospectus, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (l) Use its best efforts to cause all Registrable Securities covered by such Registration Statement to be listed on Nasdaq or any other national securities exchange; provided, however, that the Company then meets the listing criteria of Nasdaq or any such other national securities exchange.

                  (m) Engage an appropriate transfer agent and provide such transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company, and provide a CUSIP number for the Registrable Securities not later than the effective date of a Registration Statement.

                  (n) Enter into such agreements (including, in the event of an Underwritten Offering, an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including those reasonably requested by any selling Holder or, in the event of an Underwritten Offering, those reasonably requested by the managing underwriter or underwriters) reasonably necessary or desirable to expedite or facilitate the disposition of such Registrable Securities, in connection with an Underwritten Registration, and (i) make such representations and warranties to each selling Holder and the managing underwriter or underwriters, if any, with respect to the business of the Company and its subsidiaries, the Registration Statement or Prospectus, in each case, in form, substance and scope as are customarily made by issuers to underwriters in Underwritten Offerings and confirm the same if and when requested, (ii) use its commercially reasonable best efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriter or underwriters, if any) addressed to such selling Holder and the managing underwriter or underwriters, if any, covering the matters customarily covered in opinions requested in Underwritten Offerings, (iii) use its commercially reasonable best efforts to obtain "comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data is, or is required to be, included in the Registration Statement), addressed to each of the managing underwriter or underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "comfort" letters in connection with Underwritten Offerings, and (iv) deliver such documents (not including the delivery of opinions of counsel under clause (ii) above to the selling Holder) and certificates as may be reasonably requested by the selling Holder, its counsel, managing underwriter or underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or similar agreement entered into by the Company. The foregoing actions shall be taken in connection with each closing under such underwriting or similar agreement as and to the extent required thereunder.

                  (o) Give any selling Holder, its underwriter or underwriters, if any, and their counsel and accountants, the reasonable opportunity to participate in the preparation of such Registration Statement, each Prospectus included therein or filed with the SEC, and each amendment thereof or supplement thereto, make available for inspection by each of them all pertinent financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with such Registration Statement and give each of them such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such selling Holder's and such underwriter's or underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided, however, that any records, information or documents that are designated by the Company as confidential at the time of delivery of such records, information or documents shall be kept confidential by such Persons unless (i) such records, information or documents are in the public domain or otherwise publicly available (other than by reason of breach of this confidentiality provision), (ii) disclosure of such records, information or documents is required by court or administrative order or is necessary to respond to inquires of regulatory authorities, or (iii) disclosure of such records, information or documents, in the reasonable opinion of counsel to such Person, is otherwise required by law or regulation (including without limitation pursuant to the requirements of the Securities Act or regulations promulgated thereunder); provided, however, that in the case of subsections (ii) and (iii) hereof, prior to making such disclosure the Holder shall, subject to applicable law, advise and consult with the Company and its counsel as to the timing and content of such disclosure and the nature and wording of such disclosure and shall use its reasonable best efforts to obtain, at the

Company's expense, confidential treatment therefor. Also, if possible, the Company shall be given a reasonable time to intervene with the appropriate authorities in order to prevent disclosure of the confidential information.

                  (p) Comply with all applicable rules and regulations of the SEC and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act, provided that the Company shall be deemed to have complied with this Section 5.1(n) if it has satisfied the provisions of Rule 158 under the Securities Act (or any similar rule promulgated under the Securities Act).

                  (q) During the period when a Prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act.

                  (r) If the selling Holders of at least a majority of the Registrable Securities proposed to be included in any Registration Statement so request, request acceleration of effectiveness of the Registration Statement from the SEC, provided at the time of such request the Company does not, in good faith, believe it is necessary to amend further the Registration Statement in order to comply with the provisions of this Section 5.1. If the Company wishes to further amend the Registration Statement prior to requesting acceleration, it shall have five Business Days to so amend prior to requesting acceleration.

                  5.2 Information from Holder. (a) The Company may require each Holder including its Registrable Securities in any Registration Statement to furnish to the Company such information regarding the Holder and its intended plan and method of disposition of such Registrable Securities as the Company may, from time to time, reasonably request in writing. The Company may refuse to proceed with the registration of such Holder's Registrable Securities if such Holder fails to furnish such information within a reasonable time after receiving such request.

                  (b) Each selling Holder shall (i) notify the Company of the occurrence of any event that makes any statement made in a Registration Statement or Prospectus regarding such selling Holder untrue in any material respect or that requires the making of any changes in a Registration Statement or Prospectus so that, in such regard, (A) in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements not misleading and (B) in the case of a Prospectus, it will not contain any untrue statement of a material fact or omit any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) provide the Company with such information as may be required to enable the Company to prepare a supplement or post-effective amendment to any such Registration Statement or a supplement to such Prospectus as contemplated by Section 5.1(k).

                  (c) With respect to any Underwritten Offering, the inclusion of a Holder's Registrable Securities therein will be conditioned upon the execution and delivery by such Holder of an underwriting agreement in form, scope and substance as is customary in

Underwritten Offerings, provided that a Holder will not be required to make any representations or warranties other than with respect to such Holder, such Holder's Registrable Securities, such Holder's intended method of distribution and such other representations as may be required by law.

                  (d) If any such Registration Statement to be filed pursuant to this Agreement refers to any Holder by name or otherwise as a holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statue then in force, the deletion of the reference to such Holder.

                  5.3 Roadshows. In connection with any Underwritten Offering, the Company and members of its management (which shall include the President and the Chief Financial Officer) or such other members of its management acceptable to the managing underwriter or underwriters shall participate in roadshows and other similar selling efforts as the managing underwriter or underwriters shall reasonably deem to be necessary.

                  5.4 Holdback Agreements. The Company agrees to if so required by the managing underwriter or underwriters not to sell, make any short sale of, loan, grant any option for the purchase of (other than options pursuant to a Company stock option plan, which options are not by their terms expected to be exercisable for at least 90 days following the date of grant), effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any Underwritten Registration pursuant to Section 3.8 or 4.1 has become effective, except as part of such Underwritten Registration and except pursuant to registrations on Form S-4, S-8 or any successor forms thereto. During any Blackout Period, the Holders agree, if so required by the managing underwriter or underwriters, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any of the Company's equity securities or securities convertible into or exchangeable or excisable for any of such securities.

                  5.5 Suspension of Disposition. Each selling Holder shall be deemed to have agreed that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 5.1(d)(ii), 5.1(d)(iii), 5.1(d)(iv), 5.1(d)(v) or 5.1(d)(vi), such Holder shall discontinue disposition of Registrable Securities covered by a Registration Statement or Prospectus until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5.1(k) or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus. In the event the Company shall give any such notice, the period of time during which a Registration Statement should remain effective as set forth in Section 2.1 or Section 3.5 shall be extended by the number of days comprising the time period commencing on and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement shall have received (i) the copies of the supplemented or amended Prospectus contemplated by Section 5.1(k) or (ii) the Advice (the "Extension Period"). The Company shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice as promptly as practicable.

                  5.6      Registration Expenses. (a) Subject to Section
2.2(c) and 3.6, all fees and expenses incurred by the Company in complying with Articles II, III and IV and Section 5.1 ("Registration Expenses") shall be borne by the Company. Such fees and expenses shall include without limitation (i) all registration and filing fees (including without limitation fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with securities or blue sky laws), (ii) printing expenses (including without limitation the expenses of printing certificates for securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the selling Holder), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company, (v) reasonable fees and disbursements of one counsel for all selling Holders and Other Holders collectively (which counsel will be selected by Holders and Other Holders holding a majority of the securities sought to be included in the Registration Statement), (vi) reasonable fees and disbursements of all independent certified public accountants referred to in Section 5.1(n)
(iii) (including the expenses of any "comfort" letters required by or incident to such performance), (vii) reasonable fees and expenses of any qualified "independent underwriter" or other independent appraiser participating in an offering pursuant to Section 2720(c) of the Conduct Rules of the National Association of Securities Dealers, Inc., and (viii) reasonable fees and expenses all other Persons retained by the Company. In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of Registrable Securities with each securities exchange, if any, on which similar securities issued by the Company are then listed or the quotation of such securities on Nasdaq if similar securities issued by the Company are then quoted on Nasdaq.

                  (b) Notwithstanding anything to the contrary herein contained, all underwriting fees, discounts, selling commissions and transfer taxes, if any, in connection with the sale of Registrable Securities shall be borne by the Holders proportionately (based on the number of Registrable Securities sold by a Holder in such offering in relation to the total number of Registrable Securities sold in such offering).

                  (c) Notwithstanding anything to the contrary herein contained, each selling Holder may have its own separate counsel (in addition to the counsel referred to in clause (v) of Section 5.6(a)) in connection with the registration of any of its Registrable Securities, which counsel may participate therein to the full extent provided herein; provided, however, that all fees and expenses of such separate counsel shall be paid for by such selling Holder.

                                  ARTICLE VI.

                                 Indemnification

                  6.1 Indemnification by the Company. (a) The Company shall indemnify and hold harmless, to the fullest extent permitted by law, each Holder owning Registrable Securities registered pursuant to this Agreement, its officers, directors, trustees, agents and employees, each Person who controls such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, trustees, agents and employees of any such controlling Person, from and against all losses, claims, damages, liabilities, costs (including without limitation the costs of investigation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained or incorporated by reference in any Registration Statement, Prospectus or preliminary prospectus, or arising out of or based upon (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal or state securities law in connection with the offering covered by any Registration Statement, (each a "Violation") except for a Violation based solely upon written information furnished to the Company through an instrument provided by such Holder for use therein or in the preparation thereof; provided, however, that the Company shall not be liable to any Holder to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (i) (A) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder of a Registrable Security to the Person asserting the claim from which such Losses arise and (B) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission or (ii) such untrue statement or alleged untrue statement or such omission or alleged omission is corrected in an amendment or supplement to the Prospectus previously furnished by or on behalf of the Company, such Holder was furnished with copies of the Prospectus as so amended or supplemented, and such Holder thereafter failed to deliver such Prospectus as so amended or supplemented prior to or concurrently with the sale of a Registrable Security to the Person asserting the claim from which such Losses arise.

                  (b) Notwithstanding the foregoing, if in connection with an underwritten public offering of any Registrable Securities, the Company, the selling Holder and the underwriters enter into an underwriting or purchase agreement relating to such offering which contains provisions covering indemnification among the parties, the indemnification provided thereunder shall be in addition to (and not in lieu of) the indemnification provided to the Holders hereunder.

                  6.2 Indemnification by Holders. Each Holder selling Registrable Securities in any Registration Statement filed pursuant to the terms hereof shall, severally and not jointly, hold harmless, to the fullest extent permitted by law, the Company, its officers, directors, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the directors, officers, agents and employees of any such controlling Person, from and against all Losses, as incurred, arising out of or based upon any Violation, in each case to the extent (and only to the extent) that such Violation is based solely upon written information furnished to the Company through an instrument provided by such Holder specifically for use therein or in the preparation thereof. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  6.3 Conduct of Indemnification Proceedings. If any Person becomes entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall give prompt notice to the party from which such indemnity is sought (the "Indemnifying Party") of any claim or of the commencement of any action or proceeding with respect to which such Indemnified Party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party from any obligation or liability except to the extent that the Indemnifying Party has been prejudiced materially by such failure. If such an action or proceeding is brought against the Indemnified Party, the Indemnifying Party shall be entitled to participate therein and, to the extent it may elect by written notice delivered to the Indemnified Party promptly after receiving the notice referred to in the immediately preceding sentence, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. Notwithstanding the foregoing, the Indemnified Party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless
(i) the employment of such counsel shall have been authorized in writing by the Indemnifying Party, (ii) the Indemnifying Party shall not have employed counsel (reasonably satisfactory to the Indemnified Party) to take charge of such action or proceeding within a reasonable time after notice of commencement thereof, or
(iii) the Indemnified Party reasonably shall have concluded (based on the advice of counsel) that there may be defenses or actions available to it which are different from or additional to those available to the Indemnifying Party which, if the Indemnifying Party and the Indemnified Party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of defenses or actions available to the Indemnified Party. If any of the events specified in clause (i), (ii) or (iii) of the immediately preceding sentence are applicable, then the fees and expenses of one separate counsel for the Indemnified Party shall be borne by the Indemnifying Party. If, in any case, the Indemnified Party employs separate counsel, the Indemnifying Party shall not have the right to direct the defense of such action or proceeding on behalf of the Indemnified Party. All fees and expenses required to be paid to the Indemnified Party pursuant to this Article VI shall be paid periodically during the course of the investigation or defense, as and when reasonably itemized bills therefor are delivered to the Indemnifying Party in respect of any particular Loss that is incurred. Notwithstanding anything to the contrary contained in this Section 6.3, an Indemnifying Party shall not be liable for the settlement of any action or proceeding effected without its prior written consent. The Indemnifying Party shall not consent to entry of any judgment or enter into any settlement or otherwise seek to terminate any action or proceeding in which any Indemnified Party is or could be a party and as to which indemnification or contribution could be sought by such Indemnified Party under this Article VI, unless such judgment, settlement or other termination provides solely for the payment of money and includes as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release, in form and substance satisfactory to the Indemnified Party, from all liability in respect of such claim or litigation for which such Indemnified Party would be entitled to indemnification hereunder.

                  6.4 Contribution, etc. (a) If the indemnification provided for in this Article VI is unavailable to an Indemnified Party under
Section 6.1 or 6.2 in respect of any Losses or is insufficient to hold such Indemnified Party harmless, then each applicable Indemnifying Party (severally and not jointly), in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party or Indemnifying Parties, on the one hand, and such Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or related to information supplied by, such Indemnifying Party or Indemnifying Parties or such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any action or proceeding.

                  (b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything contained in this Section 6.4 to the contrary, an Indemnifying Party that is a selling Holder shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities were sold by such selling Holder to the public exceeds the amount of any damages which such selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  (c) The provisions of this Article VI will survive indefinitely, notwithstanding any transfer of the Registrable Securities by any Holder. Nothing herein shall be deemed to abrogate the effects of the statutes of limitation with respect to causes of action that may be brought under this
Article VI.

                                  ARTICLE VII.

                                  Miscellaneous

                  7.1 Additional Parties. A Person may become a party to this Agreement and cause the Shares issued to it on the Effective Date pursuant to the Joint Plan to be Registrable Securities by delivering to the Company (a) evidence reasonably satisfactory to the Company that it was the Beneficial Owner on the Effective Date of Shares in an amount equal to at least 10% of the aggregate amount of all Shares issued by the Company on the Effective Date and
(b) an executed acknowledgement by which such Person agrees to be bound by the terms of this Agreement, which to be effective must be acknowledged by the Company. Once so acknowledged by the Company, such Person will be a Holder and a party hereto for all purposes of this Agreement.

                  7.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made by delivery in person, by courier service, by facsimile transmission or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 7.1).

                  (a)      If to the Company:

                                      Mariner Health Care, Inc.
                                      One Ravinia Drive
                                      Suite 1500
                                      Atlanta, GA 30346
                                      Attention: General Counsel
                                      Telecopy: (770) 698-8199

                                      Powell, Goldstein, Frazer and Murphy LLP
                                      191 Peachtree Street, N.E.
                                      Sixteenth Floor
                                      Atlanta, GA  30303-1740
                                      Attention:  Richard H. Miller, Esq.
                                      Telecopy:  (404) 572-6999


                  (b) If to a Holder, to the address thereof set forth on the signature page hereto.

The Company or the Holder by notice to the other may designate additional or different addresses for subsequent notices or communications.

All such notices and communications shall be deemed to have been delivered or given: upon delivery, if personally delivered; one Business Day after being dispatched, if dispatched by same-day or next-day courier guaranteeing timely delivery; when receipt acknowledged, if sent by facsimile transmission; and five Business Days after being deposited in the mail, if mailed.

                  7.3 Assignment. Neither this Agreement nor the rights and obligations hereunder may be assigned by operation of law or otherwise except that this Agreement and rights and obligations hereunder may be assigned by any Holder to a Permitted Transferee thereof, which Permitted Transferee shall be deemed to be a Holder and a party hereto for all purposes of this Agreement upon receipt by the Company of such Permitted Transferee's written agreement to be bound by the terms hereof). Notwithstanding the foregoing, nothing herein contained shall restrict the right of any Holder to transfer securities of the Company held by it.

                  7.4 No Third-Party Beneficiaries. This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

                  7.5 Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  7.6 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

                  7.7 Amendment and Waiver. This Agreement may not be amended or modified or any provision hereof waived except by an instrument in writing signed by the Company and both (x) Holders of at least a majority of the Registrable Securities and (y) each Holder of 10% or more of the Registrable Securities. Notwithstanding anything contained herein to the contrary, a waiver that does not adversely affect all of the parties hereto may be executed by only the adversely affected party or parties.

                  7.8 No Waiver. No failure or delay on the part of any party hereto in exercising any right, shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege hereunder preclude the simultaneous or later exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any rights or remedies which any party hereto would otherwise have.

                  7.9 Headings. The descriptive headings contained in this Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

                  7.10 Severability. If any term or other provision of this Agreement is invalid, illegal or unenforceable under any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall endeavor in good faith to replace the invalid, illegal or unenforceable provisions with valid, legal and enforceable provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  7.11 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE.

                  7.12 Specific Performance. The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled as a matter of right, without proof of actual damages, to specific performance of the terms hereof, in addition to any other remedy at law or equity.

                  7.13 Further Assurances. The parties hereto shall do such further acts and things necessary to ensure that the terms of this Agreement are carried out and observed.

                  IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

                      MARINER HEALTH CARE, INC.


                      By:
                           ------------------------------------------------
                             Name:
                                  -----------------------------------------
                             Title:
                                     --------------------------------------





                      OCM ADMINISTRATIVE SERVICES II, L.L.C.

                      By:  OAKTREE CAPITAL MANAGEMENT, LLC
                               Its Manager

                               By:
                                    --------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                             -----------------------------------

                               By:
                                    --------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                             -----------------------------------

                               Address: c/o Oaktree Capital Management, LLC
                                           333 South Grand Avenue, 28th Floor
                                           Los Angeles, California  90071
                                           Telecopy:  (213) 830-8522
                                           Attention:  Kenneth Liang

                                 ACKNOWLEDGEMENT

                  Reference is hereby made to the Equity Registration Rights Agreement dated as of May [9], 2002, (the "Agreement"), among Mariner Health Care, Inc., a Delaware corporation formerly known as Mariner Post-Acute Network, Inc., and each of the Holders as of the Effective Date of at least 10% or more of the outstanding Shares on the Effective Date, as listed on the signature pages thereto, in which this Acknowledgement is incorporated. The undersigned Holder represents that it was the Beneficial Owner as of the Effective Date of at least 10% or more of the outstanding Shares on the Effective Date. The undersigned Holder and the Company each agree that the Holder will be a party to the Agreement for all purposes thereof. Capitalized terms used herein without definition are defined in the Agreement.



                               [HOLDER]

                               By:
                                    --------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                             -----------------------------------

                               Address:
                                         ---------------------------------------

                                         ---------------------------------------

                               Acknowledged and Agreed:


                               MARINER HEALTH CARE, INC.


                               By:
                                    --------------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                               ---------------------------------